PMD INVESTMENT COMPANY

Financial Statements for the
Six Months Ended June 30, 1999 and
Independent Accountants' Review Report

INDEPENDENT ACCOUNTANTS' REVIEW REPORT

To The Shareholders and
The Board of Directors
PMD Investment Company
Omaha, Nebraska

We have reviewed the accompanying statement of assets and liabilities of PMD Investment Company (the Company), including the schedule of investments, as of June 30, 1999, and the related statements of operations and changes in net assets for the six months then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and of making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

Our review was made for the purpose of expressing the limited assurance described in the preceding paragraph concerning the financial statements taken as a whole. The additional information in the supplementary information-selected per share data and ratios included in footnote E for the six months ended June 30, 1999, is presented only for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Company's management. Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements and we are not aware of any material modifications that should be made thereto in order for such information to be in conformity with generally accepted accounting principles when considered in relation to the basic financial statements taken as a whole.

We have previously audited, in accordance with generally accepted auditing standards, the statement of assets and liabilities of PMD Investment Company, including the schedule of investments, as of December 31, 1998, and the related statements of operations and changes in net assets for the year then ended (not presented herein) and the additional information included in footnote E for each of the five years in the period ended December 31, 1998; and in our report dated January 26, 1999, we expressed an unqualified opinion on those financial statements and additional information. In our opinion, the information set forth in the accompanying statement of changes in net assets for the year ended December 31, 1998 and the per share data and ratios for each of the five years in the period ended December 31, 1998 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.

Omaha, Nebraska
July 30, 1999

PMD INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(Unaudited - See Independent Accountants' Review Report)
------------------------------------------------------------------------------------


ASSETS:
  Investments in securities, at approximate market value,
    amortized cost of $13,141,229                                       $13,226,433

  Investment in tax-exempt money-market fund                                964,338
                                                                        -----------

           Total Investments                                             14,190,771

  Interest receivable                                                       201,398
                                                                        -----------

           Total Assets                                                  14,392,169

LIABILITIES:

  Accrued expenses                                                           11,539
                                                                        -----------

  Commitments and contingencies

NET ASSETS (equivalent to $4.23 per share based on 3,398,455 shares
  of common stock outstanding at June 30, 1999)                         $14,380,630
                                                                        ===========


See notes to financial statements.

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
JUNE 30, 1999
(Unaudited - See Independent Accountants' Review Report)
------------------------------------------------------------------------------------------------------------------------

                                                                                                           Approximate
                                                                       Principal          Amortized            Fair
                                                                         Amount              Cost              Value
Abbey National PLC Sub, 6.69%, due October 17,
  2005                                                                 $ 550,000          $ 554,248         $ 539,776
Austin, Texas, Independent School District, G.O.
  Unlimited PSF, 4.75%, due August 1, 2008,
  callable August 1, 2007                                                500,000            496,591           497,065
Citigroup Inc., Senior Note, 9.5%, due
  March 1, 2002                                                          550,000            581,354           590,733
Clark County, Washington Public Utilities District #1
  Electric Revenue, 6.3%, due January 1, 2004,
  callable January 1, 2001                                               250,000            249,658           262,559
Denver Met Major League Baseball Stadium
  District Colorado, 6.35%, due October 1, 2003                          250,000            250,000           264,305
Federal Home Loan Mortgage Corporation, 7.0%,
  due June 1, 2024                                                     1,290,354          1,295,040         1,280,935
Federal National Mortgage Association, 6.5%,
  due January 1, 2024                                                    823,274            813,029           802,190
Federal National Mortgage Association, 7.8%,
  due March 29, 2005, callable March 29, 2000                          1,000,000          1,009,697         1,011,030
Florida State, General Services Revenues,
  6%, due July 1, 2001                                                   220,000            219,888           228,516
Grand Island, Nebraska, Sanitary Sewer Revenue,
  4.8%, due April 1, 2000                                                400,000            400,000           403,720
Hanover County, Virginia IDA Public Facilities
  Lease Revenue, 6.75%, due July 15, 2007                                150,000            150,000           160,773
Jefferson County, West Virginia, Residential
  Mortgage Revenue, Refunding Series A, 7.75%
  due January 1, 2012, callable January 1, 2001                           65,000             65,204            65,738
King County, Washington, School District #403,
  4.3%, due June 1, 2010, callable June 1, 2008                          500,000            495,752           466,805
Lincoln, Nebraska, Water Revenue, 6.7%, due
  November 1, 2000                                                       250,000            250,000           259,940
Mecklenburg County, NC, Pub Import Service,
  4.4%, due February 1, 2011, callable February 1,
  2008                                                                   500,000            491,551           475,530
Memphis, Tennessee, G.O. Unlimited OID,
  4.65%, due July 1, 2007, callable July 1, 2005                         500,000            498,514           495,065


See notes to financial statements.

PMD INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (Continued)
(Unaudited - See Independent Accountants' Review Report)
--------------------------------------------------------------------------------------------------------------------------

                                                                                                              Approximate
                                                                        Principal          Amortized             Fair
                                                                          Amount               Cost              Value
Minneapolis, Minnesota, Refunding Service, 4.25%,
  due December 1, 2008                                                  $ 500,000          $ 503,859          $ 477,515
Nebraska Investment Finance Authority, SFM
  Revenue Proj. C, 6.9%, due March 15, 2000                               170,000            170,000            173,732
Ohio State Highway Cap IMPTS, Series B, G.O.
  Unlimited, 4.5%, due May 1, 2024                                        500,000            498,966            503,215
Omaha Public Power District, Nebraska Electric
  Revenue, Series B, 5.9%, due February 1, 2006                           450,000            450,000            483,426
Omaha Public Power District, Nebraska Electric
  Revenue, Series A, 5%, due January 1, 2001                              500,000            503,415            508,825
Sabine River Authority, Texas Water Supply
  Facility, Lake Fork Project, 6.5%, due
  December 1, 2001                                                        265,000            264,690            275,120
Tucson, Arizona, G.O., Ref. 5.8%, due July 1, 2005                        250,000            249,471            265,569
University of Nebraska Facilities Corp., University
  Medical Center, Series A, 7.2%, due July 1, 2004                        250,000            250,000            261,528
Utah State G.O. Unlimited, 4.9%, due July 1,
  2009, callable July 1, 2007                                             500,000            497,531            501,970
Vermont State, Series B, 5.7%, due August 1, 2005                         400,000            398,301            422,456
Virginia State, Pre-refunded Series A, G.O.
  Unlimited, 4.0%, due June 1, 2003                                       500,000            502,515            496,230
Wake County, NC, Pub Import G.O. Unlimited,
  4.5% due March 1, 2011, callable March 1, 2008                          500,000            488,629            481,495
Washington State, Series A and AT-6, 5.8%, due
  February 1, 2003                                                        250,000            248,585            262,193
Wisconsin Housing and Economic Development,
  Series 1, 7%, due October 1, 2003                                      295,000            294,741            308,479
                                                                     -----------        -----------        -----------

           Total                                                     $13,128,628        $13,141,229        $13,226,433
                                                                     ===========        ===========        ===========


See notes to financial statements.

PMD INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
(Unaudited - See Independent Accountants' Review Report)
-------------------------------------------------------------------------------

Interest Income:
  From investments                                                  $ 394,554

Expenses:
  Investment advisory fee                                              16,697
  Custodian fees                                                        2,000
  Professional fees                                                    18,972
  Shareholders' servicing costs                                         2,443
  Directors' fees                                                       7,500
  Other                                                                 9,815
                                                                    ---------

           Total Expenses                                              57,427

Net Investment Income                                                 337,127

Realized and unrealized gain on investments:
  Net realized gain on investments                                        112

Change in unrealized appreciation of investments for the period      (402,515)
                                                                    ---------

Net Realized Gain and Decrease in Unrealized
  Appreciation on Investments                                        (402,403)
                                                                    ---------

Decrease in Net Assets Resulting from Operations                    $ (65,276)
                                                                    =========


See notes to financial statements

PMD INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE SIX MONTHS ENDED JUNE 30, 1999
(Unaudited - See Independent Accountants' Review Report)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Accumulated
                                                                             Undistributed   Realized    Unrealized
                                             Common Stock                          Net     Gain (Loss)   Appreciation
                                                      $.50 Par      Retained    Investment  on Sale of  (Depreciation)
                                          Shares        Value       Earnings      Income    Securities  of Investments    Total

Year ended December 31, 1998:
  Net investment income                          -          $ -           $ -   $ 736,507          $ -          $ -     $ 736,507
  Net realized gain from securities
      transactions                               -            -             -                   17,920            -        17,920
  Change in unrealized appreciation
      of investments                             -            -             -           -            -       58,649        58,649
                                         ---------    ---------    ----------   ---------    ---------     --------   -----------
  Increase in net assets from operations         -            -             -     736,507       17,920       58,649       813,076
  Dividends - $.217 per share                    -            -             -    (727,782)      (9,229)           -      (737,011)
  Common stock redeemed                    (54,918)     (27,459)     (210,881)          -            -            -      (238,340)
                                         ---------    ---------    ----------   ---------    ---------     --------   -----------
           Total decrease in net assets    (54,918)     (27,459)     (210,881)      8,725        8,691       58,649      (162,275)

  Net assets on January 1, 1998          3,453,773    1,726,886    13,023,282    (173,786)     (26,908)     429,070    14,978,544
                                         ---------    ---------    ----------   ---------    ---------     --------   -----------

  Net assets on December 31, 1998        3,398,855   $1,699,427   $12,812,401   $(165,061)   $ (18,217)   $ 487,719   $14,816,269
                                         =========    =========    ==========   =========    =========     ========   ===========

Six months ended June 30, 1999:
  Net investment income                          -          $ -           $ -   $ 337,127          $ -          $ -     $ 337,127
  Net realized gain from securities
     transactions                                -            -             -           -          112            -           112
  Change in unrealized appreciation
     of investments                              -            -             -           -            -     (402,515)     (402,515)
                                         ---------    ---------    ----------   ---------    ---------     --------   -----------
  Increase in net assets from operations         -            -             -     337,127          112     (402,515)      (65,276)
  Dividends - $.060 per share                    -            -             -    (192,000)     (11,455)           -      (203,455)
  Dividends - $.049 per share                    -            -             -    (165,164)           -            -      (165,164)
  Common stock redeemed (Note B)              (400)        (200)       (1,544)          -            -            -        (1,744)
                                         ---------    ---------    ----------   ---------    ---------     --------   -----------
           Total decrease in net assets       (400)        (200)       (1,544)    (20,037)     (11,343)    (402,515)     (435,639)

  Net assets on January 1, 1999          3,398,855    1,699,427    12,812,401    (165,061)     (18,217)     487,719    14,816,269
                                         ---------    ---------    ----------   ---------    ---------     --------   -----------

  Net assets on June 30, 1999            3,398,455    1,699,227    12,810,857   $(185,098)   $ (29,560)    $ 85,204   $14,380,630
                                         =========    =========    ==========   =========    =========     ========   ===========



See notes to financial statements.

PMD INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
(Unaudited - See Independent Accountants' Review Report)

A. SIGNIFICANT ACCOUNTING POLICIES

   The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

   Six-Month Financial Statements - The financial statements for the six months ended June 30, 1999 reflect all adjustments which are, in the opinion of management, necessary to fairly present statements of operations and changes in net assets for the six month period presented.

   Investment Securities - Investments in securities are valued at fair value as determined by the Company's investment advisor at June 30, 1999.

   Securities Transactions - Securities transactions are recorded on a trade date basis. Cost of securities sold is determined using the identified cost method.

   Interest Income - Interest income, adjusted for amortization of premium or accretion of discounts on investments in municipal bonds and notes, is earned from settlement date and recorded on the accrual basis.

   Income Taxes - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income, including capital gains, to its shareholders. No income tax provision has been made since substantially all the income and capital gains are reported by the shareholders on their own tax returns.

   Management and Service Fees - The investment advisory fee, which is payable monthly, is based on the value of net assets at each month-end at the annual rate of one-quarter of one percent on the first $10,000,000 of the net asset value and .15 percent of the net asset value in excess of $10,000,000, with a minimum fee of $10,000 per year. Fees for the services of each of the directors of the Company are $5,000 annually with an additional $500 for each board or committee meeting attended in excess of four meetings each year. No additional compensation or benefits are paid to officers or directors of the Company.

   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Reclassifications - Certain reclassifications have been made to the prior year financial statements to be consistent with the June 30, 1999 presentation.

B. REDEMPTION OF SHARES

   At June 30, 1999, the Company had authorized 20,000,000 shares of $.50 par value common stock.

   Shareholders may redeem shares of stock and receive the net asset value per share on any December 31 or June 30 by tendering the shares to be redeemed 30 days prior to the intended redemption date.

C. CONTINGENT LIABILITIES

   On January 15, 1981, the Company sold substantially all of its assets which had been used in its former operations as a discount store business. Although the purchaser of the Company's operating assets assumed substantially all of the Company's liabilities and obligations as part of the purchase transaction, the Company remains contingently liable for such liabilities and obligations, including obligations under long-term real estate and equipment leases and real estate mortgages until released by the obligees or until such liabilities and obligations have been satisfied or discharged. The total of such liabilities and obligations not released by the obligees amounted to approximately $6,682,994 as of February 1, 1999, the most recent date for which such information is available.

D. PURCHASES AND SALES OF SECURITIES

   The following summarizes the approximate value of securities transactions for the periods indicated.

                                         Six Months Ended                     Six Months Ended
                                           June 30, 1999                       June 30, 1998
                                  --------------------------------   -------------------------------
                                    Purchases           Sales          Purchases            Sales
Tax Exempt:
  Municipal bonds and notes        $       --        $   35,000        $  977,480        $  540,000

Taxable:
  Government agency                        --           301,438                --           213,880
                                   ----------        ----------        ----------        ----------
                                           --           336,438           977,480           753,880

Other tax-exempt short-term
  investments                         481,277           165,321           394,550           876,776
                                   ----------        ----------        ----------        ----------

                                   $  481,277        $  501,759        $1,372,030        $1,630,656
                                   ==========        ==========        ==========        ==========

   Net realized gain on sale of investments was $112 and $14,021 for the six months ended June 30, 1999 and 1998, respectively.

   The diversification of investments based on fair value at June 30, 1999 is as follows:


State and municipal tax-exempt bonds                              63.4 %
U.S. government agency bonds                                      21.8
Corporate bonds                                                    8.0
Short-term tax-exempt money market fund                            6.8
                                                                 -----
                                                                 100.0 %
                                                                 -----

E. DISTRIBUTIONS TO SHAREHOLDERS

   On July 26, 1999, a quarterly income distribution of $0.05092 per share aggregating $173,049 was declared from investment income realized during 1999. The dividend is payable on August 2, 1999 to shareholders of record on July 26, 1999.

F. SUPPLEMENTARY INFORMATION - SELECTED PER SHARE DATA AND RATIOS


                            Six Months
                              Ended
                             June 30,                            Years Ended December 31,
                               1999           1998           1997          1996           1995           1994
                           (Unaudited)
Weighted average shares
  outstanding               3,398,655      3,432,115      3,537,042     3,626,328      3,825,907      3,988,480
                            ---------      ---------      ---------     ---------      ---------      ---------

Interest income               $ 0.116        $ 0.244        $ 0.243       $ 0.251        $ 0.240        $ 0.255
Expenses                        0.017          0.030          0.028         0.030          0.024          0.025
                               ------         ------         ------        ------         ------          -----
Net investment income           0.099          0.214          0.215         0.221          0.216          0.230
Distribution from net
  investment income            (0.108)        (0.215)        (0.234)       (0.262)        (0.228)        (0.243)
Increase (decrease) in
  unrealized appreciation
  of investments               (0.118)         0.017          0.047        (0.094)         0.098         (0.244)
Net realized gain (loss)
  from securities
  transactions                  0.000          0.005          0.003          0.010         0.051            -
                               ------         ------         ------        ------         ------          -----
Increase (decrease) in
  net assets                   (0.127)         0.021          0.031        (0.125)         0.137         (0.257)
Net asset value at
  beginning of period           4.358          4.337          4.306         4.431          4.294          4.551
                               ------         ------         ------        ------         ------          -----
Net asset value at end
  of period                   $ 4.231        $ 4.358        $ 4.337       $ 4.306        $ 4.431        $ 4.294
                              ========       ========       ========      ========       ========       =======

Ratio of expenses to
  average net assets              0.4%*          0.7 %          0.7 %         0.7 %          0.5 %          0.6 %

Ratio of net investment
  income to average net
  assets                          2.3%*          5.0 %          5.0 %         5.0 %          4.9 %          5.2 %

Portfolio turnover                0.0%*         16.6 %         12.0 %        19.8 %         59.6 %          2.3 %

Number of shares
  outstanding at end of
  period (in thousands)         3,398          3,399          3,454         3,597          3,805          3,979


* Ratio has not been annualized.